UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

ATHEROS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5480 Great America Parkway, Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2008, the Registrant issued a press release regarding its financial results for its fiscal quarter ended September 30, 2008. The full text of the Registrant’s press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated October 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2008

ATHEROS COMMUNICATIONS, INC.

By:	/s/ Jack R. Lazar
Name:	Jack R. Lazar
Title:	Chief Financial Officer and Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 27, 2008.